Company Overview OTCBB: APPA March 2012 Exhibit 99.1

Legal Disclaimer
March 2012 © 2012. A.P. Pharma, Inc. All rights reserved. 2
This presentation contains "forward-looking statements" as defined by the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements involve risks and uncertainties, including uncertainties associated with timely development, approval, launch and acceptance of new products, satisfactory completion of clinical studies, establishment of new corporate alliances, progress in research and development programs and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission.  Actual results may differ materially from the results expected in our forward looking statements.  We caution investors that forward-looking statements reflect our analysis only on their stated date.  We do not intend to update them except as required by law.

Company:
A.P. Pharma, Inc.
Ticker:
OTCBB: APPA.OB
Stock Price:
$0.33 (3/23/12)
Market Capitalization:
$111.2 million
1
Cash:
$18.0 million
2
Debt:
$1.57 million
2
Stock Summary
3
1
Based on 394.5 million fully diluted, as-converted common shares assuming the full conversion of convertible debt outstanding or subject to purchase rights and 80 million warrants using treasury stock method; not including options

As of December 31, 2011
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

John B. Whelan
President, CEO & CFO Raven Biotechnologies
Eos Biotechnology
Hewlett Packard/Agilent
Michael A. Adam,
Ph.D.
Senior Vice President &
Chief Operating Officer
Spectrum Pharmaceuticals
Pfizer
Bristol-Myers Squibb
Thomas Ottoboni,
Ph.D.
Vice President,
Pharmaceutical Development
Talima Therapeutics
Point Biomedical
InSite Vision
Kristin Ficks*
Head of Commercial Operations Gemini Healthcare
Celgene
Eisai/MGI Pharma
Management

*Ms. Ficks is an employee of Gemini Healthcare, LLC, and a consultant to A.P. Pharma
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

A.P. Pharma Highlights

Lead product candidate, APF530, is long-acting, injectable
product for chemotherapy-induced nausea and vomiting (CINV)
Incorporates widely used 5-HT3 anatgonist - granisetron (Kytril ® )
5-day delivery profile
Reduces both acute- and delayed-onset CINV with single injection
APF530 shown to be non-inferior to market leader Aloxi
®
1,341-patient, randomized, controlled, Phase 3 study
Presented at ASCO 2009
Company is addressing issues raised in Complete Response
Letter
End-of-review meetings held in 1Q 2011
Resubmission planned for mid-2012
APF530 targets a $900 million market opportunity in US alone
Could be second, long-acting, injectable product on market
A.P. Pharma has the potential to leverage its Biochronomer™
drug delivery technology into other opportunities
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Important APF530 Milestones
March 2012 © 2012. A.P. Pharma, Inc. All rights reserved. 6
Milestone Timing Status
Successful end-of-review meetings
with FDA
1Q 2011
$24M New Funding 2Q 2011
Successful Completion of Thorough
QT Study
1Q 2012
Successful Completion of
Metabolism Study
1Q 2012
Human Factors Validation Study 2Q 2012*
Complete CMC Activities 2Q 2012*
Resubmit NDA Mid-2012*
Expected NDA Approval Decision ~Year-end 2012*
* Indicates expected milestone timing

Clinical Summary 7 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530 Pivotal Phase 3 Study Overview
Randomized, controlled, multi-center study
1,341 patients in primary efficacy population
Two doses of APF530 (5 mg and 10 mg granisetron)
compared to the approved dose of Aloxi
Patients stratified by type of chemotherapy regimen
(moderately or highly emetogenic)
Primary end point compared complete response between
groups in both the acute (day 1) and delayed (days 2-5)
phase
Complete response defined as no emesis and no rescue medications
A ±15% margin was used to establish non-inferiority
8 © 2012. A.P. Pharma, Inc. All rights reserved. March 2012

APF530 Phase 3 Study Design
APF530
(10mg)
APF530
(5mg)
APF530
(5mg)
Aloxi
APF530
(10mg)
APF530
(5mg)
Aloxi
APF530
(10mg)
APF530
(5mg)
APF530
(10mg)
Cycle 1
Cycles
2 to 4
Patient Stratification
(n = 1,341)
Moderately Emetogenic
(n = 634)
Highly Emetogenic
(n = 707)
9 © 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Primary Efficacy Results: Complete Response
Patients Receiving Moderately Emetogenic Chemotherapy

Acute Delayed
APF530 5mg
APF530 10mg
Acute
Delayed
Acute
Delayed
Difference in Complete Response
APF530-Aloxi (97.5% CI)
-15 -10 -5 0 5 10 15
March 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Primary Efficacy Results: Complete Response
Difference in Complete Response
APF530-Aloxi (98.33% CI)
-15 -10 -5 0 5 10 15
Acute
Acute
Delayed
Delayed
APF530 5mg
APF530 10mg
Patients Receiving Highly Emetogenic Chemotherapy
11
Acute Delayed
March 2012 © 2012. A.P. Pharma, Inc. All rights reserved.
80.7
77.7
81.3
66.4
64.6
68.3
0
10
20
30
40
50
60
70
80
90
100

Safety Summary
1
Pulmonary embolism in morbidly obese patient on day 16
2
>90% of injection site reactions were reported as mild; one patient discontinued due to
Reported in Cycle 1
12 March 2012 © 2012. A.P. Pharma, Inc. All rights reserved.
N % N % N %
Drug Related Serious Adverse Events 1 0.2 0 0 0
Discontinued Due to Adverse Event 1 0.2 1 0.2 0 0
Frequent Adverse Events
Gastrointestinal disorders
Constipation
Diarrhea
Abdominal pain
62
49
21
13.4
10.6
4.5
72
44
13
15.4
9.4
2.8
62
39
28
13.4
8.4
6.0
Nervous System
Headache
31 6.7 47 10.0 45 9.7
Injection Site
2
Placebo (NaCl)
Bruising
Erythema (redness)
Nodule (lump)
Pain
78
33
22
16
16.8
7.1
4.7
3.4
93
51
50
33
10.9
10.7
7.1
14
3
5
8.9
3.0
0.6
1.1
0
19.9 41
APF530 5 mg APF530 10 mg Aloxi 0.25 mg
injection site reaction
1

APF530’s Efficacy with Difficult Chemo Regimens

Treatment
Chemotherapeutic Regimen APF530 10 mg Aloxi 0.25 mg
Moderately
Emetogenic
Acute
Cyclophosphamide/Doxorubicin 70.7% 65.7%
All other regimens 84.4% 85.0%
Delayed
Cyclophosphamide/Doxorubicin 47.4% 46.3%
All other regimens 72.9% 70.0%
Highly
Emetogenic
Acute
Cisplatin regimens 81.1% 75.5%
Carboplatin/Paclitaxel 85.4% 89.8%
All other regimens 75.4% 67.6%
Delayed
Cisplatin regimens 66.0% 60.4%
Carboplatin/Paclitaxel 70.8% 71.4%
All other regimens 65.2% 57.4%
March 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530’s Sustained Efficacy in Cycles 2-4

* Sakai et al (Annals of Oncology, Vol. 19 Sept. 2008)
Complete Response Rates for Delayed-onset CINV in Patients Receiving
Highly Emetogenic Chemotherapy
351 315 254 117
100% 90% 72% 33%
240 169 129 94
100% 70% 54% 39%
N =
% of Cycle 1
APF530 10mg Aloxi 0.75mg*
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012
68.3
76.3
79.1
87.2
58.7
54.3
62.2
65.0
0
10
20
30
40
50
60
70
80
90
100
Cycle 1 Cycle 2 Cycle 3 Cycle 4 Cycle 1 Cycle 2 Cycle 3 Cycle 4

Summary of APF530 Phase 3 Results
One of the largest, randomized, controlled clinical studies
conducted in the CINV setting
Non-inferiority to Aloxi was demonstrated
For both acute- and delayed-onset CINV
With both moderately and highly emetogenic chemotherapy
APF530 was safe and well-tolerated
Incidence of adverse events comparable to Aloxi
High response rates were observed in difficult
chemotherapy regimens
A high level of efficacy was maintained through multiple
cycles of chemotherapy
15 © 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Regulatory Status 16 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530 NDA Status
Submitted NDA in May 2009
Received Complete Response Letter in March 2010
FDA raised issues in three main areas:
Dosing system
Two-syringe system
Chemistry, Manufacturing, and Controls (CMC)
Sterilization
Characterization
Clinical/statistical
Specific studies
Presentation of data
Held end-of-review meetings with FDA in 1Q 2011
No additional clinical efficacy studies requested
Implementing plan to resubmit NDA in mid-2012
17 © 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Progress of NDA Resubmission
Dosing System
Change to single-syringe system –
completed
Enhanced dosing instructions –
completed
Overall, simpler and more convenient
Formative, non-clinical human factors study –
completed
Validation protocol under review by FDA
Chemistry, Manufacturing, and Controls
Change from bulk to terminal irradiation –
feasibility completed
Additional specifications and assays for raw materials, polymer and drug product –
in progress
Manufacturing runs incorporating these changes –
in progress
Clinical/Statistical
Thorough QT study –
completed
Metabolism study –
completed
Phase 3 clinical data presentation revision –
in progress
18 © 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Thorough QT Study Background

Prolongation of the QT/QTc interval is associated with
increased susceptibility to fatal cardiac tachyarrhythmias
Thorough QT studies are intended to determine whether a
drug has a threshold pharmacologic effect on cardiac
repolarization
Thorough QT studies are now routinely required by the
FDA prior to drug approval
The QT interval represents
the amount of time the
heart’s electrical system
takes to repolarize after
each beat
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Cardiac Safety Concerns in 5-HT3 Antagonist Class

“Anzemet causes a dose-dependent prolongation in the QT, PR, and QRS intervals on an electrocardiogram (ECG) … Anzemet injection should no longer be used to prevent nausea and vomiting associated with initial and repeat courses of emetogenic cancer chemotherapy.”
- FDA Drug Safety Communication, Dec. 17, 2010
“Ondansetron (Zofran) may increase the risk of developing abnormal changes in the electrical activity of the heart, which can result in a potentially fatal abnormal heart rhythm.”
- FDA Drug Safety Communication, Sept. 15, 2011
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

APF530 Thorough QT Study Design
Double-blind, single-site
Four-way crossover
56 healthy male and female subjects
Study Arms
SC APF530 1 g (granisetron 20 mg) –
2x therapeutic dose
IV Granisetron 50µg/kg over 3 minutes –
5x therapeutic dose
Oral Moxifloxacin 400 mg (Avelox®) – positive control
Placebo 0.9% Normal Saline 0.84 mL
Primary endpoint: the upper bound of the one-sided 95%
confidence interval for placebo-adjusted, baseline-
subtracted QTcF being less than 10 milliseconds at all
time points
21 March 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530 Thorough QT Study Results
Primary Endpoint Achieved in Both Granisetron Dose
Groups
Both APF530 and IV granisetron dose groups did not approach or exceed the upperbound of 10 ms at any time point
The primary end point was met irrespective of heart-rate correction methodology – QTcF, QTcI, QTcB
PK/PD relationship was flat – also showing no QTc signal
Valid Study
Moxifloxacin positive control group showed expected change – assay sensitivity reached
22 March 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Granisetron Thorough QT PK/PD Results 23 March 2012 © 2012. A.P. Pharma, Inc. All rights reserved. Plasma Concentration (ng/ml) ddQTcF vs. Granisetron Plasma Concentration Slope = -0.019

Metabolism Study

Protocol reviewed by FDA prior to starting study
Single blind, single site
14 healthy male and female subjects
Gather and analyze plasma and urine samples for metabolic products
Results corroborated in humans the metabolism data
previously observed in preclinical animal studies
Study results will be included in NDA resubmission
March 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Commercial Opportunity 25 © 2012. A.P. Pharma, Inc. All rights reserved.

U.S. Market Opportunity for APF530
More than 7 million cycles of chemotherapy administered
each year
~27% are highly emetogenic
~46% are moderately emetogenic
Significant unmet medical need for additional therapies to
address delayed-onset CINV
5-HT3 antagonists are standard-of-care for CINV
Recommended in treatment guidelines – NCCN, ASCO, ONS
An injectable 5-HT3 antagonist is co-administered with more than 90% of moderately and highly emetogenic regimens
APF530 targets a $900 million market opportunity in the
US alone
In 2010, there were 5.14 million vials of injectable 5-HT3 antagonists administered for CINV
The average selling price for market leader Aloxi is $175
Sources: Company-sponsored survey and analysis and Wolters Kluwer
26 © 2012. A.P. Pharma, Inc. All rights reserved. March 2012

1
st
Generation 5-HT3 Antagonist Study Results
27
Moderately Emetogenic Chemotherapy - Ondansetron
Gralla Eisenberg
50% 34%
Highly Emetogenic Chemotherapy
Ondansetron
Granisetron
Aapro Emend Label Studies
Emend
Label
Saito
25% 43% 52% 43% 33% 40%
Average Overall Complete Response* rates
Moderately Emetogenic Chemotherapy ~ 42%
Highly Emetogenic Chemotherapy ~ 39%
Overall Complete Response rates by study:
*Overall Complete Response defined as no emesis and no rescue medications during 0 to 120 hours following chemotherapy
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Aloxi Study Results

Moderately Emetogenic Chemotherapy
Eisenberg Gralla Grunberg Hajdenberg APPA Ph 3
46% 69% 59% 59% 52%
Highly Emetogenic Chemotherapy
Aapro APPA Ph 3
41% 62%
Average Overall Complete Response rates
Moderately Emetogenic Chemotherapy ~ 57%
Highly Emetogenic Chemotherapy ~ 51%
Overall Complete Response rates by study:
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Antiemetic Treatment Patterns

Most chemotherapy patients will undergo 4 to 15 cycles of
chemotherapy
Doctors prefer to administer antiemetics on-site for
moderately and highly emetogenic chemotherapy
Patient compliance is a significant concern
Average cost per CINV event ranges from $4,000 to $5,300
Issues controlling CINV typically appear during the first few cycles
If the initial prevention regimen is not effective, drugs are added and/or changed to address CINV in subsequent
cycles
No long-acting injectable alternative to Aloxi is available to prevent delayed-onset CINV
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

© 2011. A.P. Pharma, Inc. All rights reserved. 30 March 2012
CINV Market Dynamics
Injectable Drugs for the Prevention of CINV
Number of Package Units Sold by Quarter
* US Oncology data added starting Q1'09.
Source: Wolters Kluwer
Usage in CINV estimated based on vial size

Aloxi Market Performance

Pricing
Average Selling Price = $175
Medicare Reimbursement = $186
Wholesale Acquisition Cost ~ $300 - $330
Orange Book Patent Exclusivity
One patent expires April 2015
Three patents expire January 2024
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012
Zofran went
generic
Aloxi Sales
2004
2005 2006 2007
2008
2009 2010
0
50
100
150
200
250
300
350
400
450

CINV Market Dynamics: Conclusions
Aloxi has gained market share over last 3 years despite
availability of generics for acute-onset CINV
From 48% in 2008 to 56% in 2Q 2011
Kytril was widely used prior to Zofran
®
going generic
High physician acceptance of granisetron
Aloxi dipped 30% when Zofran went generic but then
regained 100% of its lost share two quarters later
NK1 antagonists typically are only used as an adjunct to 5-
HT3 antatgonists
Injectable Emend
®
units sold less than 10% of injectable units sold for
CINV prevention
32 © 2012. A.P. Pharma, Inc. All rights reserved. March 2012

APF530’s Potential Competitive Positioning

Provides 5 days of prevention against chemotherapy-
induced nausea and vomiting with a single injection
Second, long-acting, injectable product on market
Lack of complete effectiveness of available antiemetics
indicates need for additional products to prevent CINV
Most patients undergo 4 to 15 cycles of chemotherapy
Product
Effective for Delayed-
onset CINV Cardiac Safety
Aloxi Yes Clean tQT results
Anzamet No QT effect – contraindicated for CINV
Zofran/ondansetron No Warning added to label
Kytril/granisetron No -
AFP530 Yes Clean tQT results
March 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530 Commercialization Strategy
A.P. Pharma owns worldwide rights to APF530
APF530 can be commercialized with a compact
commercial infrastructure targeting oncologists
Company evaluating partnering opportunities
34 © 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Financial Summary

Completed $24MM PIPE in July 2011
Current resources expected to fund Company into 2013
Summary Statement of Operations
(In thousands, except per share data)
Year Ended
December 31, 2011
Revenue $      646
Operating expenses 11,708
Other income (expenses)
1
(752)
Net loss $ (11,814)
Net loss per share
2
$   (0.10)
Condensed Balance Sheet Data
(In thousands)
December 31, 2011 December 31, 2010
Cash and cash equivalents $ 17,974 $ 2,109
Working capital $ 14,547   $    941
Total assets $ 19,445 $ 2,911
Total stockholders’ equity $ 15,752 $ 1,316
1 Includes discontinued operations
2 Based on 120.3 million weighted average common shares outstanding
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

A.P. Pharma Highlights

Lead product candidate, APF530, is long-acting, injectable
product for chemotherapy-induced nausea and vomiting (CINV)
Incorporates widely used 5-HT3 antagonist - granisetron (Kytril ® )
5-day delivery profile
Reduces both acute- and delayed-onset CINV with single injection
APF530 shown to be non-inferior to market leader Aloxi
®
1,341-patient, randomized, controlled, Phase 3 study
Presented at ASCO 2009
Company is addressing issues raised in Complete Response
Letter
End-of-review meetings held in 1Q 2011
Resubmission planned for mid-2012
APF530 targets a $900 million market opportunity in US alone
Could be second, long-acting, injectable product on market
A.P. Pharma has the potential to leverage its Biochronomer™
drug delivery technology into other opportunities
© 2012. A.P. Pharma, Inc. All rights reserved. March 2012

Thank You A.P. Pharma, Inc. OTCBB: APPA March 2012 37 © 2012. A.P. Pharma, Inc. All rights reserved.